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                                                                      EX-99.j(A)

            Consent of Independent Registered Public Accounting Firm

The Board of Trustees of Wells Fargo Funds Trust:
The Board of Trustees of Wells Fargo Master Trust:

We consent to the use of our reports for the Corporate Bond Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short-Term Income Fund, and Ultra-Short Duration Bond Fund, dated July 25, 2007, incorporated herein by reference, a total of fifteen funds of the Wells Fargo Funds Trust, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the statements of additional information.

We also consent to the use of our report for the Inflation-Protected Bond Portfolio, Stable Income Portfolio, and the Total Return Bond Portfolio, three portfolios of Wells Fargo Master Trust, dated July 25, 2007, incorporated herein by reference.

/s/ KPMG LLP

Philadelphia, Pennsylvania
June 19, 2008

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            Consent of Independent Registered Public Accounting Firm

The Board of Trustees of Wells Fargo Funds Trust:

We consent to the use of our reports for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Municipal Bond Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund, dated August 22, 2007, incorporated herein by reference, a total of eleven funds of the Wells Fargo Funds Trust, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the statements of additional information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
June 19, 2008

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            Consent of Independent Registered Public Accounting Firm

The Board of Trustees of Wells Fargo Funds Trust:

We consent to the use of our reports for the Capital Growth Fund, Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Growth and Income Fund, Growth Fund, Large Cap Growth Fund, Large Company Core Fund, Large Company Value Fund, U.S. Value Fund, and Value Fund, dated September 25, 2007, incorporated herein by reference, a total of eleven funds of the Wells Fargo Funds Trust, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the statements of additional information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
June 19, 2008

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            Consent of Independent Registered Public Accounting Firm

The Board of Trustees of Wells Fargo Funds Trust:
The Board of Trustees of Wells Fargo Master Trust:

We consent to the use of our reports for the C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, and Large Company Growth Fund, dated November 21, 2007, incorporated herein by reference, a total of four funds of the Wells Fargo Funds Trust, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the statements of additional information.

We also consent to the use of our report for the C&B Large Cap Value Portfolio, Emerging Growth Fund, Index Portfolio, and Large Company Growth Portfolio, four portfolios of Wells Fargo Master Trust, dated November 21, 2007, incorporated herein by reference.

/s/ KPMG LLP

Philadelphia, Pennsylvania
June 19, 2008

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            Consent of Independent Registered Public Accounting Firm

The Board of Trustees of Wells Fargo Funds Trust:

We consent to the use of our reports for the C&B Mid Cap Value Fund, Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Mid Cap Growth Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Growth Fund, Small Cap Value Fund, Small/Mid Cap Value Fund, and Specialized Technology Fund, dated December 21, 2007, incorporated herein by reference, a total of twelve funds of the Wells Fargo Funds Trust, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the statements of additional information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
June 19, 2008